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                                                                   EXHIBIT 10.30


                               SECOND AMENDMENT
                                       TO
                             EMPLOYMENT AGREEMENT


     This Second Amendment to Employment Agreement (the "Second Amendment") dated May _____, 1998 by and among Sharps Compliance, Inc., a Texas Corporation, with its principle offices located at 8928 Kirby Drive, Houston, Texas 77054 (hereinafter referred to as "Employer"), and Dr. Burt Kunik, a resident of Harris County, Texas (hereinafter referred to as "Employee"), and hereby amends that certain Employment Agreement entered into effective the 1st day of January, 1998 by and between Employer and Employee (the "Agreement") and hereby amends that certain First Amendment entered into effective the ____ day of April, 1998 by and between Employer and Employee (the "First Amendment").

                               W I T N E S S E T H

     WHEREAS, Employer and Employee have previously entered into the certain Employment Agreement and First Amendment.

     WHEREAS, Employer and Employee hereby desire to further amend the Employment Agreement in accordance with those terms and conditions provided herein by entering into this Second Amendment.

     THEREFORE, in consideration of the covenants mutual benefits contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intend to be legally bound, hereby agree as follows:

     1. AMENDMENT TO SECTION 3.3 OF THE AGREEMENT. Section 3.3 of the Agreement, as amended, is hereby deleted in its entirety.

     2. ENFORCEABILITY OF REMAINING PROVISION. All other provisions of the Agreement and First Amendment shall remain in full force and effect and any inconsistencies between this Second Amendment, First Amendment and the Agreement shall be construed in favor of this Second Amendment.

     Executed as of the date first written above.

                                       COMPANY: SHARPS COMPLIANCE, INC.


                                       By: /s/ John Dalton
                                       ---------------------------------------
                                       Printed Name:  John Dalton
                                       Title:  Board of Director


                                       EMPLOYEE: DR. BURT KUNIK


                                       /s/ Dr. Burt Kunik
                                       ---------------------------------------
                                       Dr. Burt Kunik